UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 15, 2007

AGILE SOFTWARE CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	0-27071	94-1741481
(State or Other Jurisdiction of Incorporation)	Commission File No.	(I.R.S. Employer Identification Number)

6373 San Ignacio Avenue

San Jose, California 95119-1200

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:

(408) 284-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Merger Agreement

On May 15, 2007, Agile Software Corporation, a Delaware corporation (“Agile”), Oracle Corporation (“Oracle”), and Aqua Acquisition Corporation, a Delaware corporation and wholly-owned subsidiary of Oracle (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which, subject to satisfaction or waiver of the conditions therein, Merger Sub will merge with and into Agile (the “Merger”) with Agile surviving as a wholly-owned subsidiary of Oracle.

Subject to the terms of the Merger Agreement, which has been approved by the boards of directors of Agile, Oracle and Merger Sub, upon consummation of the Merger, each holder of common stock of Agile, in each case issued and outstanding immediately prior to the consummation of the Merger, will receive $8.10 in cash, without interest, per share. Agile stock options (vested and unvested), subject to certain exceptions, will be assumed by Oracle at the closing of the merger. Assumed options will be subject to the same terms and conditions as before the closing, except that: (1) they will be exercisable for a number of shares of Oracle common stock equal to the number of Agile shares subject to the option multiplied by a fraction, the numerator of which is $8.10 and the denominator of which is the average closing price of Oracle common stock on the Nasdaq Global market for the 5 trading days before closing, and (2) the exercise price of the assumed options will be equal to the current exercise price divided by the same fraction.

The Merger Agreement contains customary representations, warranties and covenants of Agile, Oracle and Merger Sub, including, among others, covenants by Agile to conduct its business in the ordinary course during the interim period between the execution of the Merger Agreement and consummation of the Merger and not to engage in certain kinds of transactions during such period. Agile has also agreed not to solicit proposals relating to alternative business combination transactions or, subject to certain exceptions, enter into discussions concerning, or furnish information in connection with, any proposals for alternative business combination transactions. The board of directors of Agile has adopted unanimously a resolution recommending the adoption of the Merger Agreement by Agile’s stockholders, and has agreed to hold a stockholder meeting to consider and vote upon the adoption of the Merger Agreement.

The Merger is conditioned upon, among other things, approval by the stockholders of Agile, clearance under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, clearance under certain foreign antitrust laws and other customary conditions.

The Merger Agreement contains certain termination rights for both Agile and Oracle, and provides that, upon termination of the Merger Agreement under specified circumstances, Agile may be required to pay Oracle a termination fee of $16,400,000 or reimburse Oracle for up to $5,000,000 of its out-of-pocket expenses in connection with the transaction.

The parties currently expect the Merger to close in July, 2007. However, there can be no assurances that the Merger will close in that time period.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is filed as Exhibit 2.1 hereto and is hereby incorporated into this report by reference. The Merger Agreement, which has been included to provide investors with information regarding its terms and is not intended to provide any other factual information about Agile or Oracle, contains representations and warranties of each of Agile, Merger Sub and Oracle. The assertions embodied in those representations and warranties were made for purposes of the Merger Agreement and are subject to qualifications and limitations agreed to by the respective parties in connection with negotiating the terms of the Merger Agreement, including information contained in confidential disclosure schedules that the parties exchanged in connection with signing the Merger Agreement. Accordingly, investors and security holders should not rely on such representations and warranties as characterizations of the actual state of facts or circumstances, since they were only made as of a specific date and are modified in important part by the underlying disclosure schedules. In addition, certain representations and warranties may be subject to a contractual standard of materiality different from what might be viewed as material to stockholders, or may have been used for purposes of allocating risk between the respective parties rather than establishing matters of fact. Moreover, information concerning the subject matter of such representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in Agile’s or Oracle’s public disclosures.

Voting Agreements

Concurrently with entering into the Merger Agreement, the directors and certain executive officers of Agile entered into a Voting Agreement with Oracle (collectively, the “Voting Agreements”) pursuant to which they agreed, among other things, to vote their shares of Agile for the adoption of the Merger Agreement. The foregoing description of the Voting Agreements does not purport to be complete and is qualified in its entirety by reference to the form of Voting Agreement, a copy of which is filed as Exhibit 10.1 hereto and is hereby incorporated into this report by reference.

Amendment to Rights Agreement

The disclosure in Item 3.03 is incorporated in this Item 1.01 by reference.

Additional Information About the Proposed Transaction and Where You Can Find It

In connection with the proposed transaction, Agile intends to file a proxy statement and Agile and Oracle intend to file other relevant materials with the SEC. Before making any voting decision with respect to the proposed transaction, stockholders of Agile are urged to read the proxy statement and other relevant materials filed with the SEC and provided to them or otherwise publicly disclosed, when they become available, because they will contain important information about the proposed transaction. The proxy statement and any other documents filed by Agile or Oracle with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, stockholders of Agile may obtain free copies of the documents filed with the SEC by contacting Agile’s Investor Relations at 6373 San Ignacio Avenue, San Jose, California Telephone: 408-284-4000. You may also read and copy any reports, statements and other information filed by Agile with the SEC at the SEC public reference room at 100 F Street, N.E. Room 1580, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

Agile and its executive officers and directors may be deemed to be participants in the solicitation of proxies from Agile stockholders in favor of the proposed transaction. Certain executive officers and directors of Agile have interests in the transaction that may differ from the interests of stockholders generally. These interests will be described in the proxy statement when it becomes available.

Item 2.02.	Results of Operations and Financial Condition.

On May 15, 2007, Agile issued a press release regarding the execution of the Merger Agreement in which the Company’s preliminary financial results for its fiscal quarter and fiscal year ended April 30, 2007 were announced. The full text of the Company’s press release is attached hereto as Exhibit 99.1 (the “Release”).

The information in this Item 2.02 of this report, including the portion of Exhibit 99.1 hereto discussing the preliminary financial results for the fiscal quarter and fiscal year ended April 30, 2007, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in Exhibit 99.1 discussing the preliminary financial results for the fiscal quarter and fiscal year ended April 30, 2007 shall not be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing.

Item 3.03.	Material Modification of Rights of Security Holders

On May 15, 2007, prior to the execution of the Merger Agreement, the board of directors of Agile approved, and Agile entered into, Amendment No. 2 (the “Amendment”) to the Rights Agreement, dated as of April 2, 2001, by and between Agile and Computershare Trust Company, N.A. (formerly Fleet National Bank), as rights agent (the “Rights Agent”) (the “Rights Agreement”). The Amendment, among other things, provides that neither Oracle, Merger Sub nor any of their affiliates will become an “Acquiring Person” (as such term is defined in the Rights Agreement), none of a “Stock Acquisition Date”, a “Distribution Date”, or a “Triggering Event” (each as defined in the Rights Agreement) shall occur, in each case, by reason of the execution or delivery of, or the consummation of the transactions contemplated by, the Merger Agreement or the Voting Agreements. The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, a copy of which is filed as Exhibit 4.1 hereto and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Document
2.1	Agreement and Plan of Merger, dated as of May 15, 2007, by and among Agile Software Corporation, Oracle Corporation and Aqua Acquisition Corporation.*

4.1	Amendment No. 2 to Rights Agreements, dated as of May 15, 2007, between Agile Software Corporation and Computershare Trust Company, N.A.

10.1	Form of Voting Agreement.

99.1	Text of press release issued by Agile Software Corporation on May 15, 2007.

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Agile hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AGILE SOFTWARE CORPORATION
(Registrant)

Date: May 15, 2007	By:	/s/ CAROLYN V. AVER
	Name:	Carolyn V. Aver
	Title:	Executive Vice President and Chief financial Officer

Exhibit Index

Exhibit Number	Document
2.1	Agreement and Plan of Merger, dated as of May 15, 2007, by and among Agile Software Corporation, Oracle Corporation and Aqua Acquisition Corporation.*

4.1	Amendment No. 2 to Rights Agreements, dated as of May 15, 2007, between Agile Software Corporation and Computershare Trust Company, N.A.

10.1	Form of Voting Agreement.

99.1	Text of press release issued by Agile Software Corporation on May 15, 2007.

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Agile hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by the SEC.